EXHIBIT 10.13

AMENDMENT TO
 ASTORIA FINANCIAL CORPORATION
EMPLOYMENT AGREEMENT WITH EXECUTIVE OFFICER

          This Amendment to the Employment Agreement (the “Employment Agreement”) entered into as of December 1, 2003 by and between Astoria Financial Corporation, a business corporation organized and operation under the laws of the State of Delaware (the “Company”) and Gary T. McCann (the “Executive”) is entered into as of August 15, 2007.

WITNESSETH:

          WHEREAS, the Company and Executive have previously entered into the Employment Agreement which remains in full force and effect; and

          WHEREAS, the Company has realigned its executive management staff; and

          WHEREAS, prior to such realignment the Executive served as Executive Vice President; and

          WHEREAS, following such realignment Executive has agreed to continue to serve as Executive Vice President; and

          WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the shareholders of the Company to rescind the Company’s mandatory retirement policy for executive officers;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Company and Executive hereby agree to amend the Employment Agreement as follows from and after the date hereof:

A)

Section 4. Cash Compensation. of the Employment Agreement is amended to replace the salary set forth in such Section from an initial annual rate of Two Hundred Twelve Thousand Dollars ($212,000) to an initial annual rate of Four Hundred Thousand Dollars ($400,000) which the Company and Executive acknowledge is Executive’s current rate of annual salary.

B)	Section 10. Termination without Additional Company Liability. of the Employment Agreement is amended by deleting Section 10(a)(v).

C)	Section 32. Compliance with Section 409A of the Code. is added to the Employment Agreement to state as follows:

          Section 32. Compliance with Section 409A of the Code.

          In the event that this Agreement is construed to be a non-qualified deferred compensation plan described in section 409A of the Code, the Agreement shall be operated, administered and construed so as to conform to the requirements of section 409A.

D)	The Employment Agreement is in all other respects confirmed and ratified and the Employment Agreement, as amended by this amendment remains in full force and effect.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Executive has hereunto set his hand, all as the 15th day of August 2007.

Attest:	ASTORIA FINANCIAL CORPORATION

/S/ Alan P. Eggleston	By:	/S/ George L. Engelke, Jr.
Alan P. Eggleston	Name: George L. Engelke, Jr.
Title: Chairman and Chief Executive Officer

[Seal]

/S/ Gary T. McCann
Gary T. McCann

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NASSAU	)

          On this 15th day of August 2007, before me, the undersigned, personally appeared George L. Engelke, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/S/ Marygrace Farruggia
Notary Public
Marygrace Farruggia
Notary Public, State of New York
No. 4998931
Qualified in Suffolk County
Commission Expires 7/13/2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NASSAU	)

          On this 15th day of August 2007, before me, the undersigned, personally appeared Gary T. McCann, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/S/ Marygrace Farruggia
Notary Public
Marygrace Farruggia
Notary Public, State of New York
No. 4998931
Qualified in Suffolk County
Commission Expires 7/13/2010